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                                                                 EXHIBIT 10.2

                                AMENDED AND RESTATED
                       NATIONAL INFORMATION CONSORTIUM, INC.
                               1998 STOCK OPTION PLAN


     NATIONAL INFORMATION CONSORTIUM, INC., a Colorado corporation (the "Company"), (formerly named International Information Consortium, Inc.) hereby formulates and adopts, voting in person or by proxy at a duly constituted meeting of the stockholders of the Company, a stock option plan to offer certain key employees of the Company and its subsidiaries and directors of the Company, the opportunity to become owners of Common Stock, no par value per share of the Company ("NIC Common Stock"), under stock options, certain of which are intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and certain of which are intended to be nonqualified stock options. The Plan was adopted effective May 5, 1998 and as amended November 3, 1998 and May 4,1999.

     1. PURPOSE OF PLAN. The purpose of this 1998 Stock Option Plan (the "Plan") is to encourage certain employees of the Company and its subsidiaries, and directors of the Company, to participate in the ownership of the Company, and to provide additional incentive for such employees and directors to promote the success of its business through sharing in the future growth of such business.

     2. ADMINISTRATION. This Plan shall be administered by a committee ("Committee") which shall be selected by the Board of Directors and which shall be composed of not less than two (2) nor more than five (5) members of the Board of Directors. The Committee shall have full power and authority to construe, interpret and administer the Plan, and may from time to time adopt such rules and regulations for carrying out this Plan as it may deem proper and in the best interests of the Company. Subject to the terms, provisions and conditions of the Plan, the Committee shall have exclusive authority (i) to select the employees to whom options shall be granted, (ii) to determine the number of shares subject to each option, (iii) to determine the time or times when options will be granted, (iv) to determine the option price of the shares subject to each option, (v) to determine the time when each option may be exercised, (vi) to fix such other provisions of each option agreement as the Committee may deem necessary or desirable, consistent with the terms of this Plan, and (vii) to determine all other questions relating to the administration of this Plan. The interpretation and construction of this Plan by the Committee shall be final, conclusive and binding upon all persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or any option.

     3. DIRECTOR OPTIONS. Options for NIC Common Stock may be awarded by the Committee to directors of the Company who are not otherwise employees of the Company, provided such options shall be nonqualified stock options.


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     4.   ELIGIBILITY.

          (1) EMPLOYEES-- KEY EMPLOYEES. Options to purchase shares of NIC Common Stock shall be granted under this Plan only to employees who are key employees of the Company or of any of its subsidiary corporations, as that term is defined in Section 424(f) of the Code. Key employees to whom options may be granted under this Plan will be those employees selected by the Committee from time to time who, in the sole discretion of the Committee, have made material contributions in the past, or who are expected to make material contributions in the future, to the successful performance of the Company.

          (2) STOCK OWNERSHIP LIMITATION. No option shall be granted under this Plan to any employee of the Company or of a subsidiary corporation who, immediately before the option is granted, owns (either directly or by application of the rules contained in Section 424(d) of the Code) stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any of its subsidiary corporations unless at the time of such grant the option price is fixed at not less than 110 percent of the fair market value of the stock subject to the option., and the exercise of such option is prohibited by its terms after the expiration of five (5) years from the date such option is granted.

     5. SHARES SUBJECT TO THE PLAN. Options granted under this Plan shall be granted solely with respect to shares of NIC Common Stock. Subject to any adjustments made pursuant to the provisions of Section 12, the aggregate number of shares of NIC Common Stock which may be issued upon exercise of the options which will be granted under this Plan shall not exceed 2,000,000 shares. The aggregate number of shares of NIC Common Stock that are available for grant under an option at any particular time shall be equal to 2,000,000 shares, less the sum of: (i) the aggregate number of shares that have been issued pursuant to the exercise of options granted under the Plan, and (ii) the aggregate number of shares then subject to options that have not expired or been canceled (but excluding any shares included in clause (i) as a result of a partial exercise of an option).

     If any option granted under this Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall be added to the number of shares otherwise available for options which may be granted in accordance with the terms of this Plan.

     The shares to be delivered upon exercise of the options granted under this Plan shall be made available, at the discretion of the Board of Directors, from either the authorized but unissued shares of NIC Common Stock or any treasury shares of NIC Common Stock held by the Company.

     6. OPTION AGREEMENT. Each option granted under this Plan shall be evidenced by a stock option agreement (an "Agreement"), which shall be signed by an officer of the Company and by the director or employee to whom the option is granted (the "Optionee"). The terms of said Agreement shall be in accordance with provisions as may be approved by the Committee. The

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granting of an option under this Plan shall be deemed to occur on the date on which the Board or Committee formally grants such option. Each Agreement shall constitute a binding contract between the Company and the Optionee, and every Optionee, upon the execution of an Agreement, shall be bound by the terms and restrictions of this Plan and such Agreement. Each Agreement intended to grant an incentive stock option shall contain such terms and conditions as may be necessary to qualify the option granted thereunder (to the extent possible) as an incentive stock option.

     7. OPTION PRICE. The price at which shares of NIC Common Stock may be purchased under an option granted pursuant to this Plan shall be determined by the Committee, but in no event shalt the price be less than the greater of
(a) the par value thereof or (b) 100 percent of the fair market value of such shares on the date that the option is granted. The fair market value of shares of NIC Common Stock for purposes of this Plan shall be determined by the Committee, in its sole discretion, and the Committee may adopt such formulas as in its opinion shall reflect the true fair market value of such stock from time to time, and may rely on such independent advice with respect to such fair market value as the Committee shall deem appropriate.

     8.   PERIOD AND EXERCISE OF OPTION.

          (1) PERIOD. Subject to the provisions of Section 10 hereof with respect to the death or termination of employment of an Optionee, and Section 4(b) with respect to options granted to individuals owning more than 10% of the Company, the period during which each option granted under this Plan may be exercised shall be fixed by the Committee at the time such option is granted, provided that such period shall expire no later than ten (10) years from the date on which the option is granted. In the event the Company shall not be the surviving corporation in any merger, consolidation, or reorganization, or in the event of acquisition by another corporation of all or substantially all of the assets of the Company, every option outstanding hereunder may be assumed (with appropriate changes) by the surviving, continuing, successor or purchasing corporation, as the case may be subject to any applicable provisions of the Code or replaced with new options of comparable value (in accordance with Section 424(a) of the Code). In the event (i) that such surviving, continuing, successor or purchasing corporation, as the case may be, does not assume or replace the outstanding options hereunder, or (ii) of liquidation or dissolution of the Company, the Committee may provide that each Optionee shall have the right, within a period commencing not more than 30 days immediately prior to and ending on the day immediately prior to such merger, consolidation, reorganization or acquisition by another corporation of all or substantially all of the assets of the Company or the liquidation or dissolution of the Company, to exercise the Optionee's outstanding options to the extent of all or any part of the aggregate number of shares subject to such option(s). In the event of a "Change of Control" (as defined below) the Committee may accelerate the time at which options granted under this Plan may be exercised by the Optionee. For purposes of this paragraph (a) "Change of Control" shall be deemed to occur when either (i) a person (other than a current stockholder, or a director nominated or selected by the Board of Directors of the Company or an officer elected by the Board of Directors of the Company) acquires beneficial ownership (as defined by Securities and Exchange Commission Rule 13d-3) of 50 percent or more

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of the combined voting power of the Company's voting securities, or
(ii) less than a majority of the directors are persons who were either nominated or selected by the Board of Directors.

          (2)  EXERCISE.   Any option granted under this Plan may be
exercised by the Optionee (or by a person acting under Section 10(b) below) only by (i) delivering to the Company written notice of the number of shares with respect to which the Optionee is exercising his or her option right,
(ii) paying in full the option price of the purchased shares, and (iii) if the shares to be purchased have not been registered under the applicable securities laws and if necessary, in the opinion of counsel for the Company to secure an exemption from such registration, furnishing to the Company such representation or agreement in writing signed by the Optionee as shall be necessary in the opinion of such counsel to secure such exemption. Subject to the limitations of this Plan and the terms and conditions of the respective Agreement, each option granted under this Plan shall be exercisable in whole or in part at such time or times as the Committee may specify in such Agreement. The granting of an option shall impose no obligation upon the Optionee to exercise such option.

          (3) PAYMENT FOR SHARES. Payment for shares of NIC Common Stock purchased pursuant to an option granted under this Plan may be made either in cash or in other shares of NIC Common Stock.

          (4) DELIVERY OF CERTIFICATES. As soon as practicable after receipt by the Company of the notice and representation described in subsection (b), and of payment in full of the option price for all of the shares being purchased pursuant to an option granted under this Plan, a certificate or certificates representing such shares of stock shall be registered in the name of the Optionee and shall be delivered to the Optionee. However, no certificate for fractional shares of stock shall be issued by the Company notwithstanding any request therefor. Neither any Optionee, nor the legal representative, legatee or distributee of any Optionee, shall be deemed to be a holder of any shares of stock subject to an option granted under this Plan unless and until the certificate or certificates for such shares have been issued. All stock certificates issued upon the exercise of any options granted pursuant to this Plan may bear such legend as the Committee shall deem appropriate regarding restrictions upon the transfer or sale of the shares evidenced thereby.

          (5) LIMITATIONS ON EXERCISE. Except as provided in Section 10 hereof, no option granted under this Plan to an employee (rather than a director to which this Section 8(e) does not apply) shall be exercised unless the Optionee is at the time of such exercise employed by the Company or one of its subsidiary corporations and shall have been so employed by the Company or one of its subsidiary corporations at all times since the date on which such option was granted.

          (6) PARTIAL EXERCISE. Any option otherwise exercisable may be exercised in whole or in part; PROVIDED, HOWEVER, that the Company shall not be required to issue any fractional shares and the Committee may, by the terms of the option, require any partial exercise to be with respect to a specified minimum number of shares.

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          (7)  CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES. The Company
shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any option or portion thereof prior to fulfillment (or waiver) of the following conditions:

               (1) The completion of any registration or other qualification of or notice regarding such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

               (2) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable.

     9. LIMITATION ON INCENTIVE STOCK OPTIONS GRANTED TO INDIVIDUAL EMPLOYEES. The aggregate fair market value (determined at the time the options are granted) of stock with respect to which incentive stock options are exercisable for the first time by any individual during any calendar year under this Plan (and under any other plan or plans of such individual's employer corporation and any parent or subsidiary corporation or corporations) shall not exceed $100,000; provided, however, the foregoing $100,000 limitation shall only apply to incentive stock options and shall not limit the aggregate fair market value of stock with respect to which all other options granted under the Plan are exercisable for the first time by any individual during any calendar year, and any options in excess of the $100,000 limitation shall be non-statutory stock options subject to all other provisions of this Plan. The $100,000 limitation provided by the preceding sentence shall be applied by taking options into account in the order in which they are granted. For purposes of this Plan, "incentive stock options" shall mean options that meet the requirements of Section 422 of the Code. Options granted to directors under Section 3 of this Plan shall not be incentive stock options.

     10. TERMINATION OF EMPLOYMENT. If an Optionee (other than a director) shall cease to be employed by the Company or any of its subsidiary corporations for any reason other than death, disability (as defined herein), for cause (as defined herein) or on account of voluntary termination, any option or unexercised portion thereof granted to him under this Plan which is otherwise exercisable shall terminate unless it is exercised within thirty
(30) days of the date on which such Optionee ceases to be so employed, and in any event no later than the expiration date of such option as specified in the respective stock option agreement. Nothing in this Plan or in any stock option agreement shall be construed as an obligation on the part of the Company or any of its subsidiary corporations to continue the employment of any employee.

          (1) TERMINATION OF EMPLOYMENT FOR CAUSE OR ON ACCOUNT OF VOLUNTARY TERMINATION. If an Optionee's employment by the Company or by any of its subsidiary corporations should be terminated for cause or if an Optionee should voluntarily terminate his employment with the Company or with any subsidiary of the Company, any option or unexercised portion thereof

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granted to him under this Plan shall immediately be terminated and forfeited without any payment being due therefor from the Company or any subsidiary thereof. For purposes of this paragraph (a), the term "cause" shall mean, with respect to any Optionee, (1) cause as defined in the employment agreement with the Company or any subsidiary thereof to which the Optionee is a party or, if none, (2) the occurrence of any of the following events:

               (1) the willful and continued failure by such Optionee to substantially perform his duties with the Company or any subsidiary thereof on a full-time basis (other than any such failure resulting from total or partial incapacity due to physical or mental illness) alter a written demand for substantial performance is delivered to such Optionee by the Board, which demand identifies the manner in which the Board believes that he has not substantially performed such duties;

               (2) the willful engaging by such Optionee in conduct which is significantly injurious to the Company or to any subsidiary of the Company, monetarily or otherwise, after a written demand for cessation of such conduct is delivered to such individual by the Board, which demand specifically identifies the manner in which the Board believes that such individual has engaged in such conduct and the injury to the Company or to a subsidiary of the Company resulting therefrom;

               (3) the commission by such Optionee of an act or acts constituting a crime involving moral turpitude;

               (4) the breach by such Optionee of one or more covenants, if any, in an agreement to which the Optionee and the Company are parties;

               (5)  violation by such Optionee of Company policy; or

               (6) the commission by such Optionee of a significant act of dishonesty, deceit or breach of fiduciary duty in the performance of the Optionee's duties with the Company or with any subsidiary of the Company.

For purposes of clauses (i) and (ii) of this definition, no act, or failure to act, on the part of an Optionee shall be deemed to be willful unless knowingly done, or omitted to be done, by such Optionee not in good faith and without a reasonable belief that such action or omission was in the best interests of the Company or of a subsidiary of the Company.

          (2) TERMINATION OF EMPLOYMENT ON ACCOUNT OF DEATH OR DISABILITY OF OPTIONEE. In the event of the death or disability of an Optionee while he is an employee of the Company or of a subsidiary of the Company (or within thirty (30) days of the date on which such Optionee ceases to be so employed for any reason other than those set forth in subsection (a) of this Section
10) any option or unexercised portion thereof granted to him under this Plan which is otherwise exercisable

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shall terminate unless it is exercised within a period of one (1) year following the earliest of the Optionee's death, disability, or such termination of employment (but in no event later than the expiration date of the option as specified in the respective option agreement). In the event of the death of the Optionee, the option may be exercised in accordance with the provisions of this paragraph (b) only by the person or persons to whom such Optionee's rights under the option pass by operation of the Optionee's will or the Laws of descent and distribution. For purposes of this paragraph (b), the term "disability" shall mean, with respect to any Optionee, physical or mental incapacity resulting in such Optionee being unable to substantially perform his duties for more than six (6) consecutive months or an aggregate of six (6) months in any period of twelve (12) consecutive months as determined in writing by a qualified independent physician mutually acceptable to the Optionee and the Company.

     11. NONTRANSFERABILITY OF OPTIONS. Each option granted under this Plan shall not be transferable or assignable by the Optionee other than by will or the laws of descent and distribution, and during the lifetime of the Optionee may be exercised only by said Optionee.

     12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of any change in the capital structure of the Company, including but not limited to a change resulting from a stock dividend, stock split, reorganization, merger, consolidation, liquidation or any combination or exchange of shares, the number of shares of NIC Common Stock subject to this Plan and the number of such shares subject to each option granted hereunder shall be correspondingly adjusted by the Committee; PROVIDED, HOWEVER, that no such adjustment shall be made which would modify an option within the meaning of
Section 424(h) of the Code or grant benefits in excess of those permitted by
Section 424(a) of the Code, or any corresponding provisions of any future internal revenue law. The option price for which shares of NIC Common Stock may be purchased pursuant to an option granted under this Plan shall also be adjusted so that there will be no change in the aggregate purchase price payable upon the exercise of any option.

     13. AMENDMENT AND TERMINATION OF PLAN. No option shall be granted pursuant to this Plan after May 4, 2008, on which date this Plan will expire except as to options then outstanding under the Plan, which options shall remain in effect until they have been exercised or have expired. The Board of Directors may at any time before such date amend, modify or terminate the Plan; provided, however, that the Board of Directors may not, without further approval by the holders of a majority of the issued and outstanding shares of NIC Common Stock voting in person or by proxy at a duly constituted meeting of the stockholders of the Company, (i) increase the maximum number of shares of NIC Common Stock as to which options may be granted pursuant to this Plan,
(ii) change the class of employees eligible to be granted options pursuant to the Plan, (iii) extend the period under this Plan during which options may be granted or exercised, or (iv) change the provisions of Section 7 hereof with respect to the determination of the option price, other than to change the manner of determining the fair market value of shares of NIC Common Stock. No amendment, modification or termination of this Plan may adversely affect the rights of any Optionee under any then outstanding option granted hereunder without the consent of such Optionee.

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     14.  GOVERNING LAW.  This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware.

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